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                                                                      EXHIBIT 10




                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated February 10, 1999, as to the Generations Divisions of American General Life Insurance Company Separate Account D, and February 16, 1999, as to American General Life Insurance Company, in Post-Effective Amendment No. 17 to the Registration Statement
(Form N-4 No. 33-43390 and 811-2441) of American General Life Insurance Company Separate Account D.




                                       /s/ ERNST & YOUNG LLP
                                       ---------------------
                                       ERNST & YOUNG LLP



Houston, Texas
April 14, 1999